                                                                   Exhibit 10.31

                                  TESSERA, INC.
                              CONSULTING AGREEMENT

John Smith


                                            Date: March 31, 2000

Dear John:

1. TESSERA, INC. (hereinafter "Tessera" or the "Company"), a Delaware corporation, having a principal place of business at 3099 Orchard Drive, San Jose, California 95134, wishes to obtain your services as an independent consultant/contractor (hereinafter "Consultant", "you" or "your") on projects agreed upon by you or to be assigned by the Company (hereinafter the "Projects"), and you as an independent Consultant desire to offer your services to the Company and accept the assignment to complete such Projects. The initial Projects are briefly outlined in Exhibit A attached hereto. This letter shall constitute an agreement (the "Agreement") between you and the Company, and contains all the terms and conditions relating to the services that you provide.

2. Either you or the Company may terminate this Agreement at any time, with or without good cause, and with or without notice. However, for prudent business reasons, it is expected that either party will give at least one week (5 working days) notice for termination of this Agreement, except for the termination that is due to poor performance, inability to complete Projects, and/or unfeasibility of Projects.

3. As consideration for your services, you will be paid as set forth in Exhibit A attached hereto for actual work performed on Projects. Fees for future projects will be set forth in an amendment to this Agreement or in future agreements for such future projects.

4. According to the nature of Projects, you may be reimbursed for reasonable travel and other out-of-pocket expenses actually incurred by you in connection with your services under this Agreement, provided that you must obtain prior approval of the Company's Vice President in charge of Projects or Chief Financial Officer of the Company for such expenses, and provided that you submit proper receipts for reimbursement. Reimbursement will not be allowed for expenses incurred without prior approval.

5. Your relationship with the Company shall be that of an independent Consultant; and both parties agree and understand that it is not an employment relationship. You will not be eligible for any employee benefits, nor will the Company make deductions from payments made to you for taxes, which shall be your sole responsibility as an independent Consultant. In this regard, you hereby represent and confirm to the Company that you act as an independent Consultant and that you will pay all taxes, including federal, state and local income taxes, FICA, Medicare contributions, disability, and others.

6. As an independent Consultant, you shall have no authority to enter into contracts which bind the Company or create obligations on the part of the Company without the express prior written authorization of the Company. Such authorization must be signed by the Company's representative in accordance to the Company's signature and authorization policy or by the Chief Financial Officer. In addition, as an independent Consultant, you may establish your own work schedule, consistent with the needs of Projects. You may determine the location where you perform services under this Agreement, consistent with the timeliness and cost-effectiveness of completing Projects. If you desire to perform some part of the services on the Company's premises, Company will make the appropriate arrangements to accommodate such needs. At times that you may work in the Company's premises and use Company's furniture and equipment to facilitate the completion of Projects, such should not be construed as a condition for employment as an employee.

7. You and the Company acknowledge that your services will be requested on a project by project basis and that no continuing relationship is created by this Agreement.

8. The Company has selected you to provide consulting services based upon your experience and expertise and, accordingly, does not anticipate to provide you training or detailed instructions on all aspects of performing such services.

9. You confirm that you are doing business as an independent Consultant and that the Tax Identification Number given by you hereunder is the correct I.D. for tax reporting purpose. In addition, you understand that the Company is not responsible for any worker compensation insurance for your. Tessera and Consultant agree that, with respect to any action taken by Consultant 1) at the request of Tessera, 2) pursuant to Consultant's obligations under this Consulting Agreement, and 3) during the term of this Consulting Agreement, and for the limited purpose of determining whether the company has an obligation to indemnify Consultant pursuant to the terms of any Indemnification Agreement between Tessera and John Smith, Consultant shall be considered an "agent of the Company" as that term is used in any Indemnification Agreement between John Smith and Tessera.

10. You shall keep in confidence and shall not disclose or make available to third parties or make any use of any Tessera confidential information or documents relating to your services under this Agreement or to the products, methods of manufacture, trade secrets, processes, business practices, vendor or customer lists, or confidential or proprietary information of the Company (other than information already in the public domain), except with the prior written consent of the Company. The parties understand and agree that "Tessera confidential information and documents" as used herein includes any information or document which Consultant knows or reasonably should know is Tessera confidential. You recognize that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. You agree that you owe the Company and such third parties, during the term of this Agreement and thereafter, a duty to hold all such confidential or proprietary information in the strictest confidence and not to disclose it to any person, firm or corporation or to use it except as necessary in connection with the Projects consistent with the Company's agreement with such third party. Upon termination of this Agreement you will return to the Company all documents, or other materials related to the services provided hereunder or furnished to you by the Company. Your obligations under this Section 10 shall survive termination of this Agreement.


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11. As an independent Consultant, you will have all the necessary expertise of your own to complete Projects. You agree and represent that you will not use, copy, or otherwise incorporate any proprietary information of third parties to complete Projects. The Company will not authorize the use of third parties' confidential and proprietary information.

12. You shall promptly disclose and hereby transfer and assign to the Company all your right, title and interest to all techniques, methods, processes, formulae, improvements, inventions and discoveries (collectively, the "Inventions") made or conceived or reduced to practice by you, solely or jointly with others, in the course of providing services hereunder or with the use of materials or facilities of the Company during the period of this Agreement or which relate to the Company's business or its actual or demonstrably anticipated research or development (except as otherwise provided below) and agree that the Inventions are the sole property of the Company unless such invention was jointly invented by you and a person who is not obligated to assign all such person's interests in such jointly invented invention to Tessera, in which case you agree that all your interest in such invention is the sole property of the Company. . When requested by the Company you will make available to the Company all notes, drawings, data and other information relating to the Inventions. You will promptly sign any document (including U.S. and Foreign Patent Assignments) requested by the Company related to the above assignment of the Inventions. Any Inventions that constitute copyrightable subject matter shall be considered "works made for hire" as that term is defined in the United States Copyright Act. You agree to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the above any copyrights, patents, mask work rights or other intellectual property rights relating to the Inventions in any and all countries, including the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to the Inventions, and any copyrights, patents, mask work rights or other intellectual property rights relating thereto. You agree that if the Company is unable because of your unavailability, dissolution, mental or physical incapacity, or for any other reason, to secure your signature to apply for or to pursue any application for any United States or foreign patents or mask work or copyright registrations covering any Inventions assigned to the Company above, then you hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as your agent and attorney in fact, to act for and in your behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of patents, copyright and mask work registrations thereon with the same legal force and effect as if executed by you. This Agreement does not apply to Inventions which were made prior to the date of this Agreement and which are listed, if any in Exhibit B attached hereto.

13. You agree that if in the course of working on Projects you incorporate any invention, improvement, development, concept, discovery or other proprietary information owned by you or in which you have an interest, into such Project or an item thereof, you hereby grant to the Company a nonexclusive, royalty-free, perpetual, irrevocable, worldwide license, to the full extent of your right or interest in such invention, improvement, development, concept, discovery or other proprietary information owned by you or in which you have an interest, to make, have made, modify, use and sell such Project or item.

14. The Company understands that you do not presently perform or intend to perform, during the term of this Agreement, consulting or other services for companies whose business or proposed businesses in any way involve the design or use of products that would be competitive with the products or proposed products of the Company (except for the companies, if any, listed in Exhibit C attached hereto.) If, however, you decide to do so within the consulting period of this Agreement, you agree to notify the Company in writing in advance (specifying the organization with which you propose to consult) and provide general, but not confidential, information sufficient to allow the Company to determine if such consulting would conflict with areas of interest to the Company or further services which the Company might request of you pursuant to this Agreement. This provision does not restrict you from providing consulting services to companies whose businesses do no involve the design or use of such competitive products or conflict with the Company's other business activities.

15. Any amendment to this Agreement must be in writing signed by you and the Company.

16. All notices, requests or other communications called for by this Agreement shall be deemed to have been given if made in writing and mailed, postage prepaid, if to you at the address set forth above and if to the Company at the principal office shown above, or to such other addresses as either party shall specify to the other.

17. The validity, performance and construction of this Agreement shall be governed by the laws of the State of California.

18. You agree that it would be impossible or inadequate to measure and calculate the Company's damages from any breach of the covenants set forth herein. Accordingly, you agree that if you breach any of the covenants set forth herein, the Company will have available, in addition to any other right or remedy available, the right to obtain from any court of competent jurisdiction an injunction restraining such breach or threatened breach and specific performance of any such provision. You further agree that no bond or other security shall be required in obtaining such equitable relief, and you hereby consent to the issuances of such injunction and to the ordering of such specific performance.

19. This Agreement is the entire agreement of the parties and supersedes any prior agreements, whether verbal or written, whether express or implied, between them with respect to the subject matter hereof.

If this Agreement is satisfactory and acceptable to you, please execute and return one copy to us, retaining the second copy for your file. Yours very truly,

COMPANY                                     AGREED AND ACCEPTED:

                                             /s/ JOHN W. SMITH
By: /s/ BRUCE MCWILLIAMS                    ------------------------------------
   -----------------------------            Signature
                                            John W. Smith
Title: CEO                                  ------------------------------------
      --------------------------            Print Name

                                            ------------------------------------
                                            Tax  I.D.



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                       EXHIBIT A - DESCRIPTION OF INITIAL
                      CONSULTING PROJECTS AND COMPENSATION

PROJECTS:

        Consultant agrees to spend 2 - 3 days per month at Tessera's facility, as requested by Tessera and on mutually agreeable dates, to: 1. Participate in monthly Technical Issues Reviews by providing technical input on issues presented; 2. Participate in monthly Patent Management Committee Meetings by providing input on the technical and business merit of invention disclosures; and 3. Review draft patent applications as requested to provide input as to technical scope and accuracy.

        Tessera and Consultant understand that such 2 - 3 days per month shall generally be scheduled such that Consultant will usually only make one trip to Tessera per month for purposes of this Consultant Agreement. Tessera agrees to reimburse Consultant for all reasonable travel expenses, including airfare, hotel and meals for such monthly trips. Consultant agrees to use reasonable efforts to insure that such travel expenses are cost-effectively booked.

        Tessera and Consultant understand that Consultant also currently serves as a Member of Tessera's Board of Directors. The parties further understand that Consultant may make additional trips to Tessera in regards to such Consultant's duties as a Member of Tessera's Board of Directors. It is understood and agreed that such duties, as well as any compensation or travel expense due to Consultant pursuant to such Board Membership are outside the scope of this Consulting Agreement. To minimize travel time and costs however, Consultant's monthly visit may be scheduled in conjunction with Tessera Board of Directors meetings that may be scheduled in the San Jose/San Francisco area.

COMPENSATION:

        Consultant will be paid a fee of $3000.00 per month, plus travel expenses as outlined above. Any compensation due to Consultant as a member of Tessera's Board of Directors shall be separately discussed and agreed upon.

        Consultant shall remain a Tessera employee until June 30, 2000, and will be paid his regular salary and benefits until such date.

        The parties agree that Consultant shall cease to be a Tessera employee on June 30, 2000 and shall on that date be paid 2 months salary as severance pay.

        The parties further agree that the Company will reimburse you for up to a maximum of $30,000 in relocation expenses incurred during your 1993/1994 relocation from Austin, Texas to the Silicon Valley area, upon the submission of valid proof of such expenses. The parties further agree however, that if it is determined by Tessera that the difference between the amount of reimbursement offered in the 1993 employment offer to John Smith (i.e. $65,000) and the amount of reimbursement actually paid to John Smith (to be determined) is less than $30,000, Tessera shall only reimburse you for up to the amount of such lesser value upon the submission of valid proof of your unreimbursed relocation expenses

        Consultant was granted Company stock options during his tenure as an employee of the Company. Such stock options shall continue to vest, as per the terms of the relevant original stock options agreements, so long as Consultant continuously remains as at least one of 1) an employee of the Company, 2) a consultant to the Company, or 3) a Member of the Board of Directors of the Company. If there is a lapse in Consultant's status in all three of such roles, Consultant's stock options shall cease to vest and any unvested options shall revert to the Company. Should such a lapse occur, Consultant's vested options will be exercisable only for the time period set forth in the applicable original stock options agreements.

EFFECTIVE DATE AND TERMINATION DATE:

        The effective date of this Agreement is July 1, 2000. The termination date of this agreement is June 30, 2001. Such termination date is subject to the early termination clause of section 2 of the Agreement. This Agreement may be extended upon the written agreement of both parties.

MUTUAL RELEASE:

        Consultant agrees to refrain from any disparagement, criticism, slander or libel or the Company. The consideration set forth herein represents settlement in full for any and all possible outstanding obligations owed to you by the Company. You represent that you are not aware of any claim you may have against the Company and that any other claims (including currently unknown claims) are waived and hereby released. The parties understand and agree that Consultant does not waive any claim arising from any Tessera obligation to Consultant as set forth in any Director and Officer Indemnification Agreement Between Tessera and John Smith. You waive the benefit of California Civil Code
Section 1542 which provides: "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Notwithstanding the foregoing, your waiver shall not apply to any event occurring after the date of this Agreement.

        Tessera agrees to refrain, and to cause it officers and directors, and its employees while acting within the scope of their employment to refrain from any disparagement, criticism, slander or libel of you. The Company represents that it is not aware of any claim it may have against you and that any other claims (including currently unknown claims) are waived and hereby released. Tessera waives the benefit of California Civil Code Section 1542 which provides:
"A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor." Notwithstanding the foregoing, Tessera's waiver shall not apply to any event occurring after the date of this Agreement.




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                                    EXHIBIT B

                   INVENTIONS MADE PRIOR TO THIS AGREEMENT AND
                            EXCLUDED FROM SECTION 12
                               (IF NONE, SO STATE)


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                                    EXHIBIT C

              LISTING OF COMPANIES COMPETITIVE TO COMPANY FOR WHICH
               CONSULTING SERVICES ARE PRESENTLY BEING PERFORMED

                               (IF NONE, SO STATE)


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

                      ADDENDUM TO THE CONSULTING AGREEMENT
                      BETWEEN JOHN SMITH AND TESSERA, INC.

This First Addendum is entered into as of the date last written below ("First Addendum Effective Date") between TESSERA INC., a corporation organized under the laws of Delaware having a principle place of business at 3099 Orchard Drive, San Jose, CA 95134 ("Tessera") and JOHN SMITH, an individual residing at _______ _____________________________________, ("Consultant") and modifies the
Consulting Agreement entered into by and between the parties and having an Effective Date of March 31, 2000 ("Consulting Agreement"), with reference to the following:

        I. Supplement to the Consulting Agreement. This First Addendum merely supplements certain provisions of the Consulting Agreement. All provisions contained within the Consultant Agreement are therefore incorporated herein. In the event any of the provisions of the Consultant Agreement and this First Addendum conflict, the provisions contained in this First Addendum shall supersede the conflicting provisions.

        II. Additional Services. Tessera anticipates that Tessera will require services from Consultant for litigation support and/or other activities, in addition to the 2 -3 days per month specified in the Consulting Agreement for technical and patent related activities. Any consulting services provided by Consultant during the term of the Consulting Agreement above (three) 3 days in any calendar month shall be referred to as Additional Services. Consultant agrees to provide such Additional Services as requested by Tessera's Vice President & General Counsel or Tessera's President, at mutually agreeable times and locations. When feasible, Tessera will provide reasonable advance notice to Consultant of a schedule for such Additional Services, detailing the timing, duration and scope of such requested Additional Services from Consultant. Consultant agrees to use reasonable efforts to accommodate such schedule.

        III. Compensation for Additional Services. Consultant will be paid a fee of $1200.00 (One Thousand two Hundred U.S. dollars) per day for all Additional Services provided pro-rated for any partial day of Additional Services provided, plus all reasonable travel expenses, including airfare, hotel and meals for any travel requested by Tessera for the performance of such Additional Services. Consultant agrees to use reasonable efforts to insure that such travel expenses are cost-effectively booked.

        V. Entire Understanding. This First Addendum embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and there are no prior representations, warranties or agreements (except those specifically set forth in the Addendum and/or the Consulting Agreement) between the parties not contained in this First Addendum. Any amendment or modification of any provision of this First Addendum must be in writing, dated and signed by both parties hereto.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

TESSERA, INC.

Signature /s/ BRUCE MCWILLIAMS              Signature /s/ JOHN W. SMITH
         --------------------------                  ---------------------------

Printed Name Bruce McWilliams               Print Name John W. Smith
            -----------------------                   --------------------------

Title President                             Tax I.D.
     ------------------------------                 ----------------------------

Date 7/11/00                                Date 8/8/00
    -------------------------------             --------------------------------